EXHIBIT 10.18

WINMARK CORPORATION

2010 STOCK OPTION PLAN

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)                                  “Affiliate” shall mean a Parent or Subsidiary of the Company.

(b)                                 “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board.  In the event the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended and shall be independent under the listing rules of any stock exchange upon which the Company’s common stock is listed for trading.

(c)                                  The “Company” shall mean Winmark Corporation, a Minnesota corporation.

(d)                                 “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the Pink OTC Markets, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

(e)                                  The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

(f)                                    “Option Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

(g)                                 The “Optionee” means an employee of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor, to or director, employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; or a director to whom a nonqualified stock option has been granted hereunder.

(h)                                 “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(i)                                     The “Plan” means the Winmark Corporation 2010 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Administrator from time to time.

(j)                                     A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, and through the granting of “non-qualified stock options.”  Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.  In the event shareholder approval is not obtained within such twelve-month period, any incentive stock options granted under the Plan shall automatically become nonqualified stock options.

SECTION 3.

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.

ADMINISTRATION

The Plan shall be administered by the Committee which shall be appointed by the Board of Directors of the Company (the “Board”) (hereinafter the Committee shall be referred to as the “Administrator”).  The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option.  The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan.  The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.  Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom incentive stock options shall be granted under this Plan.  The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants.  In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant.  The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.

STOCK

The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock.  Two Hundred Fifty Thousand (250,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan.  In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

SECTION 7.

DURATION OF PLAN

Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3.  Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

SECTION 8.

PAYMENT

Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of Option Stock valued at such stock’s then Fair Market Value, or such other form of payment as may be authorized by the Administrator.  The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the Option granted to the Optionee or upon any exercise of the Option by the Optionee.  “Previously-owned shares” means shares of Option Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

With respect to payment in the form of shares of Option Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the “Option Agreement”).  The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)                                  Number of Shares and Option Price.  The Option Agreement shall state the total number of shares covered by the incentive stock option.  To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Option Stock on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Option Stock on the date of the grant of the option.  The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b)                                 Term and Exercisability of Incentive Stock Option.  The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator .  To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.  The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised.  In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement.  The Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)                                  Other Provisions.  The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.  Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement.  The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)                                  Number of Shares and Option Price.  The Option Agreement shall state the total number of shares covered by the nonqualified stock option.  Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Option Stock on the date the Administrator grants the option; provided, however, that the option price per share may not be less than eighty-five percent (85%) of the per share Fair Market Value of the Option Stock on the date of grant.

(b)                                 Term and Exercisability of Nonqualified Stock Option.  The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator.  The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised.  In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement.  The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)                                  Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee’s exercise of a nonqualified stock option.  In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Option Stock otherwise issuable to the Optionee as a result of the option’s exercise having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option.  In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Optionee’s election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law.  Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)                                 Other Provisions.  The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

TRANSFER OF OPTION

No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee’s lifetime, the option may be exercised only by the Optionee.  If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

SECTION 12.

RECAPITALIZATION, SALE, MERGER, EXCHANGE

OR LIQUIDATION

If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock in the form of a subdivision or consolidation of shares, or the payment of a stock dividend, or effects any other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be appropriately adjusted by the Board to reflect such change.  Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

Unless otherwise provided in the Option Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), all outstanding stock options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction.  In addition to the foregoing, the Board may provide for one or more of the following:

(a)                                  the complete termination of this Plan and the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

(b)                                 that Optionees holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(c)                                  the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation.  The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13.

INVESTMENT PURPOSE

No shares of Option Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements.  As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

(a)                                  In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Option Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)                                 In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

SECTION 14.

RIGHTS AS A SHAREHOLDER

An Optionee (or the Optionee’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

SECTION 15.

AMENDMENT OF THE PLAN

The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee.  Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, (iv) materially increase the benefits accruing to Optionees under the Plan, or otherwise make any material amendment of the Plan as defined under any listing regulations of the stock exchange in which the Company’s common stock is listed without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation.  Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 16.

NO OBLIGATION TO EXERCISE OPTION

The granting of an option shall impose no obligation upon the Optionee to exercise such option.  Further, the granting of an option hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Optionee in its employ for any period.

INCENTIVE STOCK OPTION AGREEMENT

WINMARK CORPORATION

2010 STOCK OPTION PLAN

THIS AGREEMENT, made effective as of this              day of                               ,               , by and between Winmark Corporation, a Minnesota corporation (the “Company”), and                                    (“Optionee”).

W I T N E S S E T H:

WHEREAS, Optionee on the date hereof is a key employee or officer of the Company or an Affiliate; and

WHEREAS, the Company wishes to grant an incentive stock option to Optionee to purchase shares of the Company’s Common Stock pursuant to the Company’s 2010 Stock Option Plan (the “Plan”); and

                                                WHEREAS, the Administrator of the Plan has authorized the grant of an incentive stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is $         per share;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.                                       Grant of Option.  The Company hereby grants to Optionee on the date set forth above (the “Date of Grant”), the right and option (the “Option”) to purchase all or portions of an aggregate of                              (                            ) shares of Common Stock (the “Stock”) at a per share price of $             on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan.  This Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, to the extent permitted under Code Section 422(d).

2.                                       Duration and Exercisability.

a.                                       General.  The term during which this Option may be exercised shall terminate on                         ,                except as otherwise provided in Paragraphs 2(b) through 2(d) below.  This Option shall become exercisable according to the following schedule:

Vesting Date	Cumulative Percentage of Shares

Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein.  If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option’s termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.

b.                                      Termination of Employment (Other Than Disability or Death).  If Optionee’s employment with the Company or its Affiliate is terminated for any reason other than disability or death, this Option shall terminate on the earlier of (i) the close of business on the three-month anniversary date of the such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following the termination of Optionee’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised.  To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

c.                                       Disability.  If Optionee’s employment terminates because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following the termination of Optionee’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised.  To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

d.                                      Death.  In the event of Optionee’s death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Optionee’s death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following Optionee’s death, this Option shall be exercisable by the person or persons to whom Optionee’s rights under this Option shall have passed by Optionee’s will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee’s death, but had not previously been exercised.  To the extent this Option was not exercisable upon the date of Optionee’s death, or if such person or persons do not exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

3.                                       Manner of Exercise.

a.                                       General.  The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office.  The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice.  The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement.  The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

b.                                      Form of Payment.  Subject to approval by the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Stock of the Company, or any combination thereof.  Any Stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan.  For purposes of this Agreement, “previously-owned shares” means shares of Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

c.                                       Stock Transfer Records.  As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership.  All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

4.                                       Miscellaneous.

a.                                       Employment; Rights as Shareholder.  This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment.  Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12 of the Plan.

b.                                      Securities Law Compliance.  The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Stock pursuant to such exercise will not violate any state or federal securities or other laws.  Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Stock to be acquired pursuant to such exercise shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

c.                                       Mergers, Recapitalizations, Stock Splits, Etc.  Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Stock (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee’s rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such “anti-dilution” rights under the Option with respect to such events, but shall not have “preemptive” rights).

d.                                      Shares Reserved.  The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

e.                                       Withholding Taxes on Disqualifying Disposition.  In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, Optionee hereby agrees to inform the Company of such disposition.  Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee.  If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.  Optionee may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of Stock having a Fair Market Value equal to such obligations.

f.                                         Nontransferability.  During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee’s guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

g.                                      2010 Stock Option Plan.  The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement.  This Agreement is subject to and in all respects limited and conditioned as provided in the Plan.  The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

h.                                      Lockup Period Limitation.  Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Stock without the prior written consent of the underwriter(s) or its representative(s).

i.                                          Blue Sky Limitation.  Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days’ prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering.  Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

j.                                          Stock Legend.  The Administrator may require that the certificates for any shares of Stock purchased by Optionee (or, in the case of death, Optionee’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(j) of this Agreement.

k.                                       Scope of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

l.                                          Arbitration.  Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy.  If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years.  If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator.  Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement.  Limited civil discovery shall be permitted for the production of documents and taking of depositions.  Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute.  The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded.  The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees.  Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minneapolis.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WINMARK CORPORATION

By:
	Its:	Optionee

NONQUALIFIED STOCK OPTION AGREEMENT

WINMARK CORPORATION

2010 STOCK OPTION PLAN

THIS AGREEMENT, made effective as of this              day of                       ,           , by and between Winmark Corporation, a Minnesota corporation (the “Company”), and                                  (“Optionee”).

W I T N E S S E T H:

WHEREAS, Optionee on the date hereof is a key employee, officer or director of the Company or an Affiliate; and

WHEREAS, the Company wishes to grant a nonqualified stock option to Optionee to purchase shares of the Company’s Common Stock pursuant to the Company’s 2010 Stock Option Plan (the “Plan”); and

WHEREAS, the Administrator has authorized the grant of a nonqualified stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is $                 per share;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.                                       Grant of Option.  The Company hereby grants to Optionee on the date set forth above (the “Date of Grant”), the right and option (the “Option”) to purchase all or portions of an aggregate of                (                                ) shares of Common Stock (the “Stock”) at a per share price of $             on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan.  This Option is a nonqualified stock option and will not be treated as an incentive stock option, as defined under Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.

2.                                       Duration and Exercisability.

a.                                       General.  The term during which this Option may be exercised shall terminate on                               ,             , except as otherwise provided in Paragraphs 2(b) through 2(d) below.  This Option shall become exercisable according to the following schedule:

Vesting Date	Cumulative Percentage of Shares

Once the Option becomes fully exercisable, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein.  If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option’s termination such previously un-purchased shares in addition to those Optionee is otherwise entitled to purchase.

b.                                      Termination of Relationship (Other Than Disability or Death).  If Optionee’s relationship with the Company or any Subsidiary is terminated for any reason other than disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of the termination of such relationship, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which Optionee’s relationship with the Company or Subsidiary terminated, but had not previously been exercised.  To the extent this Option was not exercisable upon the termination of such relationship, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

c.                                       Disability.  If Optionee ceases to be [an employee] [a consultant] [a nonemployee director] of the Company or any Subsidiary because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall completely terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the termination of all such relationships, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which all of Optionee’s relationships with the Company or Subsidiary have terminated, but had not previously been exercised.  To the extent this Option was not exercisable upon the termination of such relationship, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

d.                                      Death.  In the event of Optionee’s death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Optionee’s death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following Optionee’s death, this Option may be exercised by the person or persons to whom Optionee’s rights under this Option shall have passed by Optionee’s will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee’s death, but had not previously been exercised.  To the extent this Option was not exercisable upon the date of Optionee’s death, or if such person or persons fail to exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

3.                                       Manner of Exercise.

a.                                       General.  The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the option period written notice of exercise to the Company at its principal office.  The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice.  The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement.  The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be exercised as to the unexercised shares any number of times during the option period as provided herein.

b.                                      Form of Payment.  Subject to the approval of the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Stock of the Company, or any combination thereof.  Any Stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan.  For purposes of this Agreement, “previously-owned shares” means shares of Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

c.                                       Stock Transfer Records.  As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership.  All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

4.                                       Miscellaneous.

a.                                       Rights as Shareholder.  This Agreement shall not confer on Optionee any right with respect to the continuance of any relationship with the Company or any of its Affiliates,  nor will it interfere in any way with the right of the Company to terminate any such relationship.  Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12 of the Plan.

b.                                      Securities Law Compliance.  The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Stock pursuant to such exercise will not violate any state or federal securities or other laws.  Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Stock to be acquired pursuant to such exercise shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee’s own account without a view to any further distribution thereof and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

c.                                       Mergers, Recapitalizations, Stock Splits, Etc.  Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee’s rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such “anti-dilution” rights under the Option with respect to such events, but shall not have “preemptive” rights).

d.                                      Shares Reserved.  The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

e.                                       Withholding Taxes.  In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee.  If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.

Subject to such rules as the Administrator may adopt, the Administrator may, in its sole discretion, permit a Optionee to satisfy such withholding tax obligations, in whole or in part (i) by delivering shares of Stock of having an equivalent fair market value, or (ii) by electing to have the Company withhold shares of Stock otherwise issuable to Optionee having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option.  In no event may the Company or Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  Optionee’s election to have shares withheld for purposes of such withholding tax obligations shall be made on or before the date that triggers such obligations or, if later, the date that the amount of tax to be withheld is determined under applicable tax law.  Optionee’s election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3 or any successor provision, as then in effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, if applicable.

f.                                         Nontransferability.  During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee’s guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

g.                                      2010 Stock Option Plan.  The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement.  This Agreement is subject to and in all respects limited and conditioned as provided in the Plan.  All defined terms of the Plan shall have the same meaning when used in this Agreement.  The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

h.                                      Lockup Period Limitation.  Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Stock without the prior written consent of the underwriter(s) or its representative(s).

i.                                          Blue Sky Limitation.  Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days’ prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering.  Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

j.                                          Stock Legend.  The Administrator may require that the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(j) of this Agreement.

k.                                       Scope of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

l.                                          Arbitration.  Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy.  If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years.  If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator.  Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement.  Limited civil discovery shall be permitted for the production of documents and taking of depositions.  Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute.  The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WINMARK CORPORATION

By:
	Its:	Optionee